UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2006

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant's Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2006, Continental Airlines, Inc. (the "Company") completed the public offering of $200,000,000 aggregate principal amount of the Company's 8.75% Notes due 2011 (the "Notes"). The Notes were issued under the Indenture, dated as of July 15, 1997 (the "Indenture"), between the Company and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One, N.A.), as trustee, as supplemented by the Second Supplemental Indenture, dated as of November 13, 2006 (the "Second Supplemental Indenture"), among the Company and The Bank of New York Trust Company, N.A., as trustee. The Indenture was filed with the Securities and Exchange Commission (the "Commission") on December 10, 1998 as Exhibit 4.2 to the Company's Current Report on Form 8−K. A copy of the Second Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated by reference herein. The form of the Notes issued pursuant to the Second Supplemental Indenture is filed herewith as Exhibit 4.2, and the terms and conditions thereof are incorporated by reference herein.

Each of the Second Supplemental Indenture and the form of the Notes is also filed with reference to, and is hereby incorporated by reference into, the Company's automatic shelf registration statement (the "Registration Statement") on Form S-3 (Registration No. 333-133187), filed with the Commission on April 10, 2006.

The material terms of the Notes are described in the prospectus supplement, dated November 8, 2006, as filed by the Company with the Commission on November 9, 2006 pursuant to Rule 424(b)(5) under the Securities Act of 1933, which relates to the offer and sale of the Notes and supplements the prospectus dated April 10, 2006. The Notes have been issued pursuant to the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8−K is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the offering of the Notes, the opinion of Vinson & Elkins L.L.P. is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
4.1

Second Supplemental Indenture, dated as of November 13, 2006, among the Company and The Bank of New York Trust Company, N.A., as trustee, with respect to the Indenture, dated as of July 15, 1997, between the Company and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One, N.A.), as trustee

4.2	Form of 8.75% Notes due 2011 of the Company (included in Exhibit 4.1, as Exhibit A thereto)

5.1	Opinion of Vinson & Elkins L.L.P.

5.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

November 14, 2006	By /s/ Lori A. Gobillot Lori A. Gobillot Staff Vice President and Assistant General Counsel

EXHIBIT INDEX

4.1

Second Supplemental Indenture, dated as of November 13, 2006, among the Company and The Bank of New York Trust Company, N.A., as trustee, with respect to the Indenture, dated as of July 15, 1997, between the Company and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One, N.A.), as trustee

4.2	Form of 8.75% Notes due 2011 of the Company (included in Exhibit 4.1, as Exhibit A thereto)

5.1	Opinion of Vinson & Elkins L.L.P.

5.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)